SECURITIES AND EXCHANGE COMMISSION
                 WASHINGTON, D.C. 20549-1004

                          FORM 8-K

                       CURRENT REPORT

           Pursuant to Section 13 or 15(d) of the
               Securities Exchange Act of 1934

   Date of Report (Date of earliest event reported)
                   April  23, 2002
                  -------------------
                Commission File Number 1-5324
                         ------

                     NORTHEAST UTILITIES
                    --------------------
   (Exact name of registrant as specified in its charter)


        MASSACHUSETTS                           04-2147929
    ----------------------                   ---------------
   (State or other jurisdiction of   (I.R.S. Employer incorporation or
         organization)                      Identification No.)

  174 BRUSH HILL AVENUE, WEST SPRINGFIELD,
          MASSACHUSETTS                         01090-0010
   ------------------------------------------------------------
   (Address of principal executive offices)     (Zip Code)

                       (413) 785-5871
    (Registrant's telephone number, including area code)


                       Not Applicable
                       --------------
   (Former name or former address, if changed since last report)

Item 9.  REGULATION AND DISCLOSURE

      The material attached hereto as Exhibit 99, which is incorporated in this Item 9 by reference thereto, is furnished pursuant to Regulation FD.

                          SIGNATURE

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                     NORTHEAST UTILITIES
                        (registrant)



                              By:	  /s/    Randy A. Shoop
                                      Name:  Randy A. Shoop
                                     Title:  Assistant Treasurer -
                                             Finance

Date:  April 23, 2002